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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         JUNE 18, 2003
                                                  ------------------------------


                             SOMANETICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MICHIGAN                      0-19095                 38-2394784
---------------------------     ---------------------     ---------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


  1653 EAST MAPLE ROAD, TROY, MICHIGAN                      48083-4208
-------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (248) 689-3050
                                                   -----------------------------

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibit

         99.1   June 18, 2003 Press Release Reporting Second Quarter Results.

ITEM 9.   REGULATION FD DISCLOSURE

         On June 18, 2003, Somanetics Corporation announced its financial results for the fiscal quarter ended May 31, 2003 and certain other information. A copy of the press release is attached to this report as Exhibit 99.1. The information required by Form 8-K, Item 12 - Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this report and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 19, 2003                        SOMANETICS CORPORATION
                                   --------------------------------------------
                                                  (Registrant)

                                   By:  /s/ Mary Ann Victor
                                      -----------------------------------------
                                                 Mary Ann Victor

                                       Its: Vice President of Communications and
                                            ------------------------------------
                                            Administration and Secretary
                                            ----------------------------


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                                  EXHIBIT INDEX


EXHIBIT NUMBER      DOCUMENT DESCRIPTION

99.1                June 18, 2003 Press Release Reporting Second Quarter Results